UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2016
PRIVATEBANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34066	36-3681151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

120 South LaSalle Street Chicago, Illinois	60603
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 564-2000
Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On October 20, 2016, PrivateBancorp, Inc. (the “Company”) announced its earnings results for the third quarter and nine months ended September 30, 2016. Attached as Exhibit 99.1 is a copy of the press release relating to the Company’s earnings results, which is incorporated herein by reference. Certain supplemental information relating to non-GAAP financial measures is reported in the attached press release in Exhibit 99.1.

ITEM 7.01	REGULATION FD DISCLOSURE
On October 20, 2016, PrivateBancorp, Inc. announced that it has published on its website the summary results of its annual company-run capital stress test as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Federal Reserve regulations. Attached as Exhibit 99.2 is a copy of the press release relating to the announcement, which is incorporated herein by reference.

Note: the information in this item of this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit	Description

99.1	Third Quarter 2016 Earnings Release dated October 20, 2016 (intended to be deemed furnished with the Commission rather than filed pursuant to General Instruction B.2. to Form 8-K)
99.2	Press Release dated October 20, 2016 (intended to be deemed furnished with the Commission rather than filed pursuant to General Instruction B.2. to Form 8-K)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVATEBANCORP, INC.

Dated:	October 20, 2016	By:	/s/ Kevin M. Killips
Kevin M. Killips
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Third Quarter 2016 Earnings Release dated October 20, 2016 (intended to be deemed furnished with the Commission rather than filed pursuant to General Instruction B.2. to Form 8-K)
99.2	Press Release dated October 20, 2016 (intended to be deemed furnished with the Commission rather than filed pursuant to General Instruction B.2. to Form 8-K)